Exhibit 10.15.1
     THIRD AMENDMENT, dated as of February 26, 2010 (this “Amendment”), to the Second Amended and Restated Sale and Servicing Agreement dated as of June 16, 2009 (as amended by that certain First Amendment and Consent dated as of July 14, 2009, that certain Second Amendment and Waiver dated as of August 28, 2009, and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among CS Funding VII Depositor LLC, as the seller (the “Seller”), CapitalSource Finance LLC, as the originator (the “Originator”), and as the servicer (the “Servicer”), each of the Issuers from time to time party thereto (collectively, the “Issuers”), each of the Liquidity Banks from time to time party thereto (collectively, the “Liquidity Banks”), Citicorp North America, Inc., as the administrative agent for the Issuers and Liquidity Banks thereunder (the “Administrative Agent”), and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer (the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (the “Collateral Custodian”). Terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.
     The parties hereto desire to amend certain provisions of the Agreement in the manner provided herein.
     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Amendments to the Agreement. Effective as of the Effective Date, the Agreement is hereby amended as follows:
     (i) the definition of “Consolidated Tangible Net Worth” in Section 1.1 thereof is deleted and replaced with the following:
“Consolidated Tangible Net Worth”: As of any date of determination, the GAAP assets less the liabilities of CapitalSource Inc., its Consolidated Subsidiaries, the CapitalSource Bank Entities and each Healthcare REIT Consolidated Subsidiary, less intangible assets (including goodwill), less loans or advances to stockholders, directors, officers or employees.
     (ii) the definition of “TNW Test Level” in Section 1.1 thereof is deleted and replaced with the following:
“TNW Test Level”: The greater of (A) sum of (i) $1,725,000,000, plus (ii) 70% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received at any time after February 24, 2010, and (B) the covenant level for “Minimum Consolidated Tangible Net Worth” set forth under any of the Other CapitalSource Facilities, including Section 5.32(c) of the Credit Agreement (or any replacement provision thereunder).
     (iii) Clause (c)(i) of the definition of “Revolving Period” in Section 1.1 thereof is amended by replacing the percentage “10.00%” appearing therein with the percentage “12.00%”.
     (iv) Section 10.1(c)(ii) thereof is amended by replacing the percentage “10.00%” appearing therein with the percentage “12.00%”.
     Section 2. Representations and Warranties of the Seller and the Servicer.
     Each of the Seller and the Servicer, jointly and severally, hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (i) The representations and warranties of each of the Seller and the Servicer set forth in the Agreement are true and correct on and as of such date, after giving effect to this Amendment, as though made on and as of such date;
     (ii) Following the effectiveness of this Amendment, no event has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
     (iii) Each of the Seller and the Servicer is in compliance with each of its covenants and agreements set forth in the Transaction Documents; and
     (iv) This Amendment has been duly executed and delivered by the Seller and the Servicer and constitutes the legal, valid and binding obligation of the Seller and Servicer, and is enforceable in accordance with its terms subject (x) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, from time to time in effect, and (y) to general principles of equity.
     Section 3. Effective Date; Continued Effectiveness; Governing Law; Counterparts.
     (a) This Amendment shall become effective as of the time and date (the “Effective Date”) when:
     (i) the Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered on behalf of each of the parties hereto; and
     (ii) the Originator shall have paid all outstanding fees and expenses of counsel to the Administrative Agent.
     (b) Nothing herein shall be deemed to be a waiver of any covenant, or agreement contained in, or any Termination Event or Unmatured Termination Event under the Agreement and each of the parties hereto agrees that all other covenants and agreements and other provisions contained in the Agreement and the other Transaction Documents as modified by this Amendment shall remain in full force and effect from and after the date of this Amendment.
     (c) THIS AMENDMENT, AND THE AGREEMENT AS AMENDED BY THE AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or by electronic mail in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
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2

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CS FUNDING VII DEPOSITOR LLC

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer

THE ORIGINATOR AND SERVICER:	CAPITALSOURCE FINANCE LLC

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Senior Vice President and Treasurer
[Signatures Continued on the Following Page]

ISSUER:	CHARTA, LLC, in its capacity as an Issuer

By: Citibank, N.A., as Attorney-in-Fact

	By:	/s/ GERALD F. KEEFE

	Name:	Gerald F. Keefe

	Title:	Authorized Signatory

ISSUER:	CAFCO, LLC, in its capacity as an Issuer

By: Citibank, N.A., as Attorney-in-Fact

	By:	/s/ GERALD F. KEEFE

	Name:	Gerald F. Keefe

	Title:	Authorized Signatory

[Signatures Continued on the Following Page]

LIQUIDITY BANK:	CITIBANK, N.A., in its capacity as a Liquidity Bank

	By:	/s/ GERALD F. KEEFE

	Name:	Gerald F. Keefe

	Title:	Authorized Signatory

THE ADMINISTRATIVE AGENT	CITICORP NORTH AMERICA, INC.

	By:	/s/ GERALD F. KEEFE

	Name:	Gerald F. Keefe

	Title:	Authorized Signatory